                                                                      Exhibit 21

   Subsidiaries of the Registrant
   -----------------------------------------------------------------------------

   Firstar Corporation has no parents. The following list shows the name of each subsidiary of Firstar and the state or juristiction of the incorporation.

                                                                  State or
                                                             Other Jurisdiction
                                                           in which Incorporated
   Name of Subsidiary                                           or Organized
   ------------------                                      ---------------------
 1 Firstar Bank Milwaukee, N.A.                                United States
 1 Firstar Bank Appleton                                       Wisconsin
 1 Firstar Bank Eau Claire, N.A.                               United States
 1 Firstar Bank Fond du Lac, N.A.                              United States
 1 Firstar Bank Grantsburg, N.A.                               United States
 1 Firstar Bank Green Bay                                      Wisconsin
 1 Firstar Bank Lake Geneva, N.A.                              United States
 1 Firstar Bank Madison, N.A.                                  United States
 1 Firstar Bank Manitowoc                                      Wisconsin
 1 Firstar Bank Minocqua                                       Wisconsin
 1 Firstar Bank Oshkosh, N.A.                                  United States
 1 Firstar Bank Portage                                        Wisconsin
 1 Firstar Bank Racine                                         Wisconsin
 1 Firstar Bank Rice Lake, N.A.                                United States
 1 Firstar Bank Sheboygan, N.A.                                United States
 1 Firstar Bank Wausau, N.A.                                   United States
 1 Firstar Bank Wisconsin Rapids, N.A.                         United States
 1 Bank of Athens                                              Wisconsin
 5 Firstar Bank Ames                                           Iowa
 5 Firstar Bank Burlington, N.A.                               United States
 5 Firstar Bank Cedar Falls                                    Iowa
 5 Firstar Bank Cedar Rapids, N.A.                             United States
 5 Firstar Bank Council Bluffs                                 Iowa
 5 Firstar Bank Davenport, N.A.                                United States
 5 Firstar Bank Des Moines, N.A.                               United States
 5 Firstar Bank Mount Pleasant                                 Iowa
 5 Firstar Bank Ottumwa                                        Iowa
 5 Firstar Bank Red Oak, N.A.                                  United States
 5 Firstar Bank Sioux City, N.A.                               United States
 3 Firstar Bank of Minnesota, N.A.                             United States
 2 Firstar Bank DuPage                                         Illinois
 2 Firstar Bank West, N.A.                                     United States
 2 Firstar Bank North Shore                                    Illinois
 2 Firstar Bank Park Forest                                    Illinois
 4 Firstar Metropolitan Bank & Trust                           Arizona

                                                                 State or
                                                            Other Jurisdiction
                                                           in which Incorporated
   Name of Subsidiary                                           or Organized
   ------------------                                      ---------------------
   Firstar Corporation of Wisconsin                            Wisconsin
   Firstar Corporation of Illinois                             Illinois
   Firstar Corporation of Minnesota                            Minnesota
   Firstar Corporation of Arizona                              Arizona
   Firstar Corporation of Iowa                                 Iowa

 1 Firstar Trust Company                                       Wisconsin
 1 Firstar Trust Company of Florida, N.A.                      United States
 2 Firstar Trust Company of Illinois                           Illinois
 3 Firstar Trust Company of Minnesota                          Minnesota
   Firstar Investment Research & Management Company            Wisconsin
   Elan Insurance Services, Inc.                               Wisconsin
 6 Elan Investment Services, Inc.                              Wisconsin
   Elan Life Insurance Company, Inc.                           Arizona
   Elan Title Services, Inc.                                   Wisconsin
 6 Firstar Community Investment Corporation                    Wisconsin
   Firstar Development Corporation                             Delaware
 6 Firstar Leasing Services Corporation                        Wisconsin
 6 Firstar Mortgage Corporation                                Wisconsin
 6 FM Properties of Wisconsin, Inc.                            Wisconsin
 6 CSFM Corporation                                            Wisconsin
   Firstar Home Mortgage Corporation                           Wisconsin
 6 Firstar Information Services Corporation                    Wisconsin
 5 Banks of Iowa Capital Corporation                           Iowa
 5 Banks of Iowa Credit Corporation                            Iowa
   Federated Insurance Services Corporation                    Wisconsin
 6 Hopkins Bonding Corporation                                 Wisconsin
 7 CRC Corporation                                             Wisconsin
 5 Firstar CSC Corporation                                     Iowa
 6 DPC of Milwaukee, Inc.                                      Wisconsin

                                                                  State or
                                                             Other Jurisdiction
                                                           in which Incorporated
   Name of Subsidiary                                            or Organized
   ------------------                                      ---------------------
   Appleton Capital Corporation                                   Nevada
   BOA Investment Corporation                                     Nevada
   Eau Claire Capital Corporation                                 Nevada
   Fond du Lac Capital Corporation                                Nevada
   Grantsburg Capital Corporation                                 Nevada
   Green Bay Capital Corporation                                  Nevada
   Lake Geneva Capital Corporation                                Nevada
   Madison Capital Corporation                                    Nevada
   Manitowoc Capital Corporation                                  Nevada
   Milwaukee Capital Corporation                                  Nevada
   Minocqua Capital Corporation                                   Nevada
   Oshkosh Capital Corporation                                    Nevada
   Portage Capital Corporation                                    Nevada
   Racine Capital Corporation                                     Nevada
   Rice Lake Capital Corporation                                  Nevada
   Sheboygan Capital Corporation                                  Nevada
   Wausau Capital Corporation                                     Nevada
   Wisconsin Rapids Capital Corporation                           Nevada
   Burlington Capital Corporation                                 Nevada
   Cedar Rapids Capital Corporation                               Nevada
   Davenport Capital Corporation                                  Nevada
   Des Moines Capital Corporation                                 Nevada
   Red Oak Capital Corporation                                    Nevada
   Sioux City Capital Corporation                                 Nevada


   Notes

 1 Subsidiary of Firstar Corporation of Wisconsin
 2 Subsidiary of Firstar Corporation of Illinois
 3 Subsidiary of Firstar Corporation of Minnesota
 4 Subsidiary of Firstar Corporation of Arizona
 5 Subsidiary of Firstar Corporation of Iowa
 6 Subsidiary of Firstar Bank Milwaukee, N.A.
 7 Subsidiary of Firstar Bank Madison, N.A.


   All Capital Corporations are subsidiaries of their respective banks